UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Green Century Funds
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed: April 8, 2020

114 State Street
Boston, MA 02109

April 20, 2020

Dear Shareholder:

A special meeting of shareholders of Green Century Balanced Fund will be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109 at 10:00 a.m., on June 26, 2020.

The purpose of the special meeting is to seek shareholder approval of a new investment subadvisory agreement with Trillium Asset Management LLC. Trillium is the Fund’s subadviser and is responsible for the day-to-day management of the Fund’s assets. Trillium has entered into an agreement with Perpetual Ltd., a diversified financial services firm that has been serving Australians since 1886, under which Perpetual will acquire Trillium. The sale will cause the Fund’s current subadvisory agreement with Trillium to terminate.

Shareholders are being asked to approve a new subadvisory agreement to prevent any disruption of subadvisory services to the Fund. The transaction is not expected to result in any changes to the Fund’s portfolio managers or the services Trillium provides to the Fund, and there will be no impact on the Fund’s fees.

The Green Century Funds Board of Trustees recommends that you vote “FOR” the proposal. Green Century Capital Management also recommends that you vote “FOR” the proposal.

Please vote today. If we do not receive your vote, we may need to contact you again to ask you to consider the Board’s recommendation and vote. If you have questions about voting procedures, please call the proxy information line toll free at 1-800-574-6218. If you have any further questions about the Proposal or need further assistance, please call us at 1-800-93-GREEN – we will be happy to answer your questions.

Sincerely yours,

John R. Nolan	Leslie Samuelrich
President	President
Green Century Funds	Green Century Capital Management, Inc.

OVERVIEW OF PROXY STATEMENT

A Special Meeting of Shareholders of the Green Century Balanced Fund ( the “Fund”), a series of Green Century Funds (the “Trust”) will be held at the offices of Green Century Capital Management, Inc. (“Green Century” or the “Adviser”), 114 State Street, Boston, MA 02109, on June 26, 2020 at 10:00 a.m., Eastern Time, for the purposes described in this proxy statement.

We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help you make your decision. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336).

Q.	Why am I receiving the Proxy Statement?
A.	As a shareholder of the Fund, you are being asked to vote on the proposal described below.
Q.	Why am I being asked to vote on the proposal?
A.	The proposal requires shareholder approval. The Fund’s Board of Trustees has approved the proposal, believes that it is in shareholders’ best interests and recommends that you vote “FOR” the proposal.
Q.	Will my vote make a difference?
A.	Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board can be implemented.
Q.	What am I being asked to vote “FOR” in the Proxy Statement?
A.	You are being asked to approve a new investment subadvisory agreement with Trillium Asset Management LLC.

Trillium is the Fund’s subadviser and is responsible for the day-to-day management of the Fund’s assets. Trillium has entered into an agreement with Perpetual Ltd., a diversified financial services firm that has been serving Australians since 1886, under which Perpetual will acquire Trillium. The sale will cause the Fund’s current subadvisory agreement with Trillium to terminate.

You are being asked to approve a new subadvisory agreement to prevent any disruption of subadvisory services to the Fund. The

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transaction is not expected to result in any changes to the Fund’s portfolio managers or the services Trillium provides to the Fund, and there will be no impact on the Fund’s fees.

Q.	If the proposal is approved will there be any change in the investment objective or strategies of the Fund?
A.	No. The Fund will continue to seek capital growth and income from a diversified portfolio of stocks and bonds, which meet Green Century’s standards for corporate environmental responsibility. The Fund’s commitment to principles of environmentally responsible investing will not change.
Q.	If the proposal is approved will this increase the expenses that Fund shareholders pay?
A.	No. Approval of the new investment subadvisory agreement with Trillium will have no effect on the fees paid by the Fund. Green Century, and not the Fund, pays Trillium for its investment subadvisory services to the Fund.
Q.	How do I vote my shares?
A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. You also may attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by June 25, 2020.

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GREEN CENTURY BALANCED FUND

114 State Street, Suite 200
Boston, MA 02109
Telephone: 1-800-93-GREEN (1-800-934-7336)

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

To be held June 26, 2020

A Special Meeting of Shareholders of the Green Century Balanced Fund, a series of Green Century Funds, will be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on June 26, 2020 at 10:00 a.m., Eastern Time, to consider and vote on the following proposals, as more fully described in the proxy statement:

Proposal 1.	To approve a New Investment Subadvisory Agreement with Trillium Asset Management LLC.
Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements thereof.

The Board of Trustees of the Fund recommends that you vote “FOR” the Proposals.

Only shareholders of record on April 1, 2020 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

John R. Nolan, President
Green Century Funds

April 20, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 26, 2020: This Notice, the Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.greencentury.com/forms-documents/.

YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card.

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GREEN CENTURY BALANCED FUND

114 State Street, Suite 200
Boston, MA 02109
Telephone: 1-800-93-GREEN (1-800-934-7336)

PROXY STATEMENT

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Green Century Balanced Fund (the “Fund”), a series of Green Century Funds (the “Trust”) for use at a Special Meeting of Shareholders of the Fund to be held at the offices of Green Century Capital Management, Inc. (“Green Century” or the “Adviser”), 114 State Street, Boston, MA 02109, on June 26, 2020 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the accompanying materials are being mailed on or about April 20, 2020 to all shareholders of record as of the Record Date (as defined below).

You may call Green Century at 1-800-93-GREEN (1-800-934-7336) for information on how to obtain directions to be able to attend the meeting and vote in person.

The Balanced Fund's Annual Report for the fiscal year ended July 31, 2019, including audited financial statements, has previously been sent to shareholders and is available without charge by written request to Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, by calling 1-800-93-GREEN (1-800-934-7336), by emailing info@greencentury.com or by downloading the reports from our website at www.greencentury.com/forms-documents/.

INFORMATION REGARDING VOTING AND THE SPECIAL MEETING

Voting Process

You can vote in any one of the following ways:

•	By mail, by filling out and returning the enclosed proxy card(s);
•	By telephone, by dialing the toll-free number listed on the proxy card(s);
•	By the internet, by visiting the web site address listed on the proxy card(s); or
•	In person at the Special Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposal upon which you are asked to vote.

You will be entitled to cast one vote for each dollar of net asset value of the Fund you hold (number of shares owned multiplied by the net asset value per share).

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

Photographic identification will be required for admission to the Meeting.

Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive. Alternatively, if you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

If you mark “Abstain” on your proxy card with respect to the proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Record Date

The close of business on April 1, 2020 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. 9,897,477.353 shares of the Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date.

Quorum

Holders of a majority of the voting power of the shares of the Fund entitled to vote on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on the proposal. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

Regardless of how you vote (“For”, “Against” or “Abstain”), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

Revoking Your Proxy

You may revoke your proxy at any time prior to the Meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Amy F. Puffer, Secretary of the Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. You may also revoke your proxy by voting in person at the Meeting.

Adjournments and Postponements

If sufficient votes in favor of the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies with respect to the proposal. An adjournment or postponement of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of the proposal or failed to provide instructions as to how to vote your shares with respect to the proposal (including broker non-votes), the persons named as proxies will vote your shares in favor of such adjournment of the Meeting with respect to the proposal. If you voted against or abstained from voting on the proposal, the persons named as proxies will vote your shares against any such adjournment. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit the additional solicitation of proxies with respect to another proposal. The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders.

Proxy Solicitation Costs

The cost of soliciting proxies (which is expected to be approximately $135,000) including the fees of a proxy soliciting agent (which is expected to be approximately $90,000) will be borne by Trillium, not the Fund. As Trillium does not have the ability to pay any of the service providers directly, the costs will be paid by Green Century. Green Century and Trillium have entered into an agreement for Trillium to reimburse Green Century for expenses up to $150,000. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund, Green Century and Trillium without compensation. Trillium may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

PROPOSAL 1.	TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC

Introduction

Shareholders of the Fund are being asked to approve a new investment subadvisory agreement (the “New Agreement”) with Trillium Asset Management LLC (“Trillium”). Trillium currently serves as the investment subadviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

Trillium has entered into an agreement with Perpetual Ltd., a diversified financial services firm that has been serving Australians since 1886, under which Perpetual will acquire Trillium. (the “Transaction”). Following the completion of the Transaction, Trillium will be a wholly-owned subsidiary of Perpetual US Holding Company Inc. Perpetual US Holding Company Inc. is a subsidiary of Perpetual Ltd. The Transaction is expected to be completed in the second quarter of 2020.

The Transaction will result in a change of control of Trillium and therefore will constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s Current investment subadvisory agreement (the “Current Agreement”). As required by the 1940 Act, the Current Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Agreement will terminate upon the consummation of the Transaction.

You are being asked to approve the New Agreement to enable Trillium to continue to provide subadvisory services to the Fund after the Transaction is consummated. If shareholders approve the New Agreement prior to the consummation of the Transaction, it will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, Trillium will continue to serve as investment subadviser of the Fund pursuant to the terms of the Current Agreement.

The Transaction is not expected to result in any changes to the Fund’s portfolio managers or the services Trillium provides to the Fund, and there will be no impact on the Fund’s fees.

The Current Agreement was last approved by shareholders of the Fund on February 15, 2006. The continuation of the Current Agreement was last approved by the Board of Trustees of the Trust on October 4, 2019.

Information about Trillium and Perpetual

Trillium is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Trillium’s principal office is located at Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111. Trillium was founded in 1982 and is among the oldest investment advisory firms exclusively focused on environmental, social and governance (ESG) investing. As of December 31, 2019, Trillium managed approximately $3.2 billion of investment assets.

Perpetual Limited (“Perpetual”) is a diversified financial services company which has been serving Australians since 1886. Perpetual is a financial services group operating in funds management, financial advisory, and trustee services. Perpetual’s principal office is located at Angel Place, Level 18, 123 Pitt Street, Sydney NSW 2000, Australia.

Following the completion of the Transaction, it is anticipated that Trillium will continue to operate under its brand with no changes to Trillium’s team, investment process, or advocacy initiatives. In particular, the Fund’s current portfolio management team of Cheryl Smith, CFA, Ph.D, Matthew Patsky, CFA, and Paul Hilton, CFA, will continue to serve as the portfolio management team of the Fund following the completion of the Transaction.

Comparison of the New Agreement with the Current Agreement

The New Agreement is identical in all material respects to the Current Agreement, except for the dates of execution, effectiveness and termination. The material terms of the New Agreement are discussed below. Please refer to Exhibit A attached to this Proxy Statement for the complete terms of the New Agreement.

The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. Furthermore, Green Century, and not the Fund, is responsible for paying Trillium for its services under both the Current Agreement and the New Agreement. The fee schedule under the both the Current Agreement and the New Agreement is set forth on page 16.

Each of the New Agreement and the Current Agreement provides that Trillium makes the day-to-day investment selections for the Fund, subject always to the provisions of the 1940 Act and to the environmental criteria, investment objective, policies and restrictions imposed by the Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. Subject to such policies as the Board of Trustees and Green Century may determine, Trillium maintains a continuous investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the Fund’s securities, and takes such steps as may be reasonably necessary to implement the same. Trillium applies the environmental and other screening criteria developed by Green Century and the Board of Trustees, as provided in the Fund’s then-current Registration Statement. Trillium furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Agreement. The New Agreement and the Current Agreement provide that Trillium may render services to others.

Each of the New Agreement and the Current Agreement provides that Trillium will obtain for the Fund, in its judgment, best available execution in executing the Fund’s portfolio transactions, and shall direct orders in connection with the purchase and sale of the Fund’s portfolio securities to broker-dealers that sell shares of the Fund only to the extent that placing such orders is in compliance with applicable laws. Each of the New Agreement and the Current Agreement provides that, subject to the primary objective of obtaining best available execution, securities may be bought from or sold to broker-dealers that charge commissions in excess of the amount of commission another broker-dealer would have charged as long as Trillium determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, subject to any applicable laws, rules and regulations. Each of the New Agreement and the Current Agreement provides that Trillium may aggregate orders for the purchase or sale of portfolio securities for the Fund with orders for other portfolios managed by Trillium, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

Each of the New Agreement and the Current Agreement provides that Trillium is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations and duties under such agreement.

Green Century and Trillium entered into a Letter of Agreement (the “Letter”) in connection with the Current Agreement. This Letter addresses the provision by Trillium of certain marketing support services to promote the Fund. Trillium will continue to provide such marketing support services with respect to the Fund in accordance with the Letter in connection with the New Agreement.

The Current Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders, the New Agreement will go into effect upon the consummation of the Transaction for an initial period ending on November 28, 2020. Thereafter, if not terminated, the New Agreement will continue in effect from year to year if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the New Agreement.

Each of the New Agreement and the Current Agreement may be terminated without penalty (i) by the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ prior written notice to Trillium and Green Century, (ii) by Green Century upon not more than 60 days’ nor less than 30 days’ prior written notice to the Fund and Trillium or (iii) by Trillium upon not less than 180 days’ prior written notice to the Fund and Green Century. Each of the New Agreement and the Current Agreement automatically terminate in the event of its assignment.

Possible Interim Investment Subadvisory Agreement

If the shareholders of the Fund do not approve the New Agreement and the Transaction is completed, an interim subadvisory agreement (the “Interim Agreement”) will take effect upon the closing of the Transaction. The terms of the Interim Agreement are substantially identical to those of the Current Agreement, except for the term and escrow provisions described below. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders approve the New Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Trillium under the Interim Agreement will be held in an interest-bearing escrow account. If shareholders approve the New Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to Trillium. If shareholders of the Fund do not approve the New Agreement prior to the end of the 150-day period, the Board of Trustees of the Trust will consider what further action to take consistent with their fiduciary duties to the Fund, and Trillium will be paid the lesser of its costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, Green Century and the Board of Trustees would either negotiate a new subadvisory agreement with an advisory organization selected by Green Century and the Trustees or make other appropriate arrangements.

Evaluation by the Board of Trustees

At a meeting held on March 25, 2020 (the “March 2020 Meeting”), the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement and the Interim Agreement (collectively the “Subadvisory Agreements”) and (ii) unanimously recommended that Shareholders of the Fund approve the New Agreement. The Subadvisory Agreements were presented for approval because the Current Agreement would terminate upon completion of the proposed Transaction.

The Trustees considered all of the information provided to them by Trillium in connection with the March 2020 Meeting, as well as information provided over the past year and information provided to them in connection with their meeting on October 4, 2019, which was the meeting in which the Trustees considered and approved the renewal of the Current Agreement for the one-year period ended November 28, 2020 (the “2019 Annual Renewal Meeting”). At the March 2020 Meeting, Trillium affirmed and updated prior information and representations provided to the Trustees, including information and representations provided in connection with the 2019 Annual Renewal Meeting. In relying on information from the 2019 Annual Renewal Meeting (as affirmed and updated in March 2020), the Trustees observed that the term of the New Agreement would run until the same 2020 date as the annual renewal period for the Current Agreement that the Trustees approved at the 2019 Annual Renewal Meeting. In connection with their deliberations at the March 2020 Meeting, and in a separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Fund, the subadvisory fees paid to Trillium and the profitability to Trillium of its subadvisory relationship to the Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval of the Subadvisory Agreements. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review and the Transaction. In approving the Subadvisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed. The Trustees noted that under the terms of the Subadvisory Agreements, Trillium will continue to provide the day-to-day portfolio management of the Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees reviewed information relating to the Transaction, which included materials from Trillium, and the role of current Trillium personnel under the Subadvisory Agreements following the Transaction and placed emphasis on the representations that the role of such personnel would remain unchanged. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts. The Trustees observed that, following the Transaction, the operations and leadership of Trillium were expected to continue with a considerable degree of independence from Perpetual, and Trillium would operate under its brand with no changes to its team, investment process, or advocacy initiatives.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the approval of the Subadvisory Agreements.

Investment Performance. The Trustees reviewed and considered, at their 2019 Annual Renewal Meeting, information regarding the investment performance of the Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2019, the Fund’s one-, three-, five- and ten-year average annual returns outperformed the Lipper Balanced Fund Index. The Trustees also noted that as of periods ended July 31, 2019, the Fund’s one- and three-year average annual returns outperformed a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index and its five- and ten-year average annual returns underperformed the Custom Index. At the March 2020 Meeting, the Trustees received further updated performance information, including information relating to the Fund’s performance through periods of considerable market volatility as a result of the COVID-19 pandemic during the first part of 2020. After considering all the factors deemed appropriate at the March 2020 Meeting, the Trustees concluded that the performance of the Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the approval of the Subadvisory Agreements.

Costs of Services Provided and Profitability. The Trustees considered that the subadvisory fees to be paid by Green Century to Trillium under the Subadvisory Agreements were 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. The Trustees noted that the subadvisory fees to be paid under the Subadvisory Agreements would be the same as those paid under the Current Agreement.

In evaluating the profitability of the Current Agreement to Trillium, the Trustees noted that based on information provided by Trillium at the 2019 Annual Renewal Meeting, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Fund.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Fund, noting that the terms of the Trust’s investment advisory agreement with Green Century were not subject to review, approval or renewal at the March 2020 Meeting.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by and to be provided by Trillium supported the approval of the Subadvisory Agreements.

Other Benefits. The Trustees evaluated potential other benefits that Trillium may realize from its relationship with the Fund. At the 2019 Annual Renewal Meeting, they had considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer in the business of executing trades for US mutual funds and therefore no benefit would be realized by Trillium through transactions with affiliated brokers.

The Trustees further considered the reputational and other advantages that Trillium and, by extension, its new parent Perpetual may gain from its relationship with the Fund. The Trustees concluded that the expected benefits were reasonable in the context of its relationship with the Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Trillium as the Fund grows in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreements, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grows, and that the fee schedules as specified were appropriate, and supported the approval of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreements should be approved.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, provided that two conditions are satisfied. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser within the meaning of the 1940 Act. The Fund’s Board currently satisfies this condition. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board of Trustees has not been advised by Trillium of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. Moreover, Trillium has advised the Board of Trustees that neither Trillium nor Perpetual will take any action in connection with the Transaction that would result in an “unfair burden” on the Fund.

Additional Information about Trillium

Principal Executive Officers

The following table sets forth the name, position and principal occupation of each principal executive officer of Trillium. Mses. McDonough and Denney, and Messrs. Patsky and Quealy are each located at Trillium’s principal office location. No Trustee or officer of the Trust is a director, officer or employee of Trillium.

Name	Position with Trillium	Principal Occupation (if different than position with Trillium)
Matthew Patsky	Board Member, CEO	N/A
Michelle McDonough	Board Member, COO	N/A
Nancy Denney	Chief Compliance Officer	N/A
John Quealy	Chief Investment Officer	N/A

Other Funds Advised by Trillium

Trillium does not act as investment adviser or subadviser for any registered investment companies or series of a registered investment company with investment objectives similar to those of the Fund.

All information contained in this Proxy Statement about Trillium has been provided by Trillium.

Information about Green Century

Green Century serves as the investment adviser and administrator of the Fund pursuant to an investment advisory agreement dated as of August 13, 1991 as amended and restated on March 29, 1999, on November 28, 2006, and on November 28, 2018 (the “Investment Advisory Agreement”). The Investment Advisory Agreement was most recently approved by the Funds’ Board of Trustees on October 4, 2019 when the Trustees approved its continuation for an additional twelve-month period. The Investment Advisory Agreement was approved by the initial shareholder of the Fund on February 4, 1992.

Subject to the terms of the Investment Advisory Agreement, Green Century is responsible for the management of the Fund. As part of its responsibilities as adviser and administrator to the Fund, Green Century may select and employ, subject to the review and approval of the Board of Trustees and that of shareholders, as may be required, one or more subadvisers to invest the Fund’s assets consistent with the Fund’s investment objective. Green Century and the Board of Trustees will regularly review the subadviser’s performance. Green Century or the Board of Trustees may terminate the services of a subadviser at any time, subject to the termination provisions of a subadvisory agreement.

Green Century, a Massachusetts corporation, has principal offices located at 114 State Street, Suite 200, Boston, MA 02109. Green Century has served as the Fund’s investment adviser and administrator since the Fund commenced operations in 1992. Green Century also provides investment advisory services to Green Century Equity Fund and Green Century MSCI International Index Fund.

Green Century was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the organizations that founded Green Century, Green Century upholds the right of people to advocate for the public interest and corporate responsibility.

Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. These organizations are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey (NJPIRG), Colorado Public Interest Research Group (COPIRG),

ConnPIRG Citizen Lobby, Fund for the Public Interest, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG). MASSPIRG owns approximately 46% of Paradigm Partners-Long Pool.

Investment Advisory Fees

In connection with the Transaction, the investment advisory fee schedule payable by the Fund to Green Century will not change.

Under the Investment Advisory Agreement, Green Century is entitled to receive a fee from the Fund on an annual basis of 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the average daily net assets of the Fund in excess of $250 million.

Subadvisory Fees

Green Century (not the Fund) pays subadvisory fees to Trillium out of the investment advisory fees Green Century receives from the Fund under the Investment Advisory Agreement.

The fee schedule under each of the New Agreement and the Current Agreement are identical. Under each Agreement, Green Century pays Trillium, as full compensation for services rendered and expenses borne by Trillium, a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Such fee is accrued daily and payable following the end of each calendar quarter.

The following table shows the investment advisory fees paid to Green Century and subadvisory fees paid by Green Century to Trillium under the Current Agreement for the fiscal year ended July 31, 2019.

Investment Advisory Fees Payable to Green Century	Investment Advisory Fees Waived/Expenses Reimbursed	Investment Advisory Fees Paid to Green Century (after waivers/expense reimbursements and recapture)	Subadvisory Fees Paid by Green Century to Trillium
$1,643,103	$0	$1,643,103	$899,035

Portfolio Transactions

For the fiscal year ended July 31, 2019, brokerage transactions with respect to the Fund were not placed with any person affiliated with the Fund, Green Century, Trillium, UMB Fund Services, Inc. (the Fund’s

sub-administrator), UMB Distribution Services, LLC (the Fund’s distributor), Atlantic Shareholder Services, LLC (the Fund’s transfer agent) or UMB Bank, n.a. (the Fund’s custodian).

Vote Required

A vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) will be required to approve the New Agreement. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the voting power of the Fund’s outstanding voting securities present at a meeting if holders of more than 50% of the voting power of the Fund’s outstanding voting securities are present in person or by proxy or (b) more than 50% of the voting power of the Fund’s outstanding voting securities.

In the event that the New Agreement does not receive the requisite shareholder approval, the Board of Trustees will negotiate a new subadvisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to the approval of shareholders in accordance with the 1940 Act.

The Board of Trustees recommends that you vote “FOR” the approval of the New Agreement.

PROPOSAL 2.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The management of the Fund knows of no other business to be presented at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders properly come before the Meeting or any adjournments or postponements thereof, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in the discretion of the persons named as proxies.

INFORMATION REGARDING THE FUND.

Interests of Certain Persons

As of April 1, 2020, to the best knowledge of the Fund, the following persons owned of record 5% or more of the outstanding shares of the Fund:

Record Owner	Number of Shares	Percent of Shares
National Financial Services Corporation 200 Liberty Street, 5th Floor, New York, NY 10281*	2,085,325.108	21.07%

Charles Schwab & Company 211 Main Street, San Francisco, CA 94105*	1,643,053.289	16.60%

*	Owners of record, not benefical owners

Additional Information

The Fund is a series of the Green Century Funds (the Trust), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of July 1, 1991. The Fund was designated as a separate series of the Trust on July 1, 1997. The mailing address of the Trust is 114 State Street, Suite 200, Boston, MA 02109.

The Fund’s distributor is UMB Distribution Services, LLC. The principal business address of UMB Distribution Services, LLC is 238 West Galena Street, Suite A, Milwaukee, WI 53212. Atlantic Shareholder Services, LLC acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of Atlantic Shareholder Services, LLC is Three Canal Plaza, Portland, Maine 04101. UMB Bank, n.a. acts as the custodian for the Fund. The principal business address of UMB Bank, n.a. is 928 Grand Blvd, Kansas City, MO 64106.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-221-5519 or forward a written request to the Trust at Green Century Funds, PO Box 588, Portland, ME 04112 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Submission of Certain Proposals

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting of shareholders may do so. The proposal must be received by the Trust at the Trust’s office within a reasonable time before the next proxy solicitation is made. The timely submission of a proposal does not guarantee its inclusion.

By Order of the Board of Trustees,

Amy F. Puffer, Secretary

April 20, 2020

Exhibit A

FORM OF

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of ____, 2020, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the “Adviser”), TRILLIUM ASSET MANAGEMENT LLC, a Massachusetts corporation, (the “Subadviser”), and GREEN CENTURY FUNDS, a Massachusetts business trust (the “Trust”) on behalf of Green Century Balanced Fund.

WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940 and has been retained by the Trust to provide investment advisory services to the Trust, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the “1940 Act”); and

WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into three separate series, Green Century Balanced Fund (the “Balanced Fund” or the “Fund”), Green Century Equity Fund (the “Equity Fund”) and Green Century MSCI International Index Fund (the “International Index Fund”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish it with portfolio management services in connection with the Adviser’s investment advisory activities on behalf of the Balanced Fund, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit A (the “Advisory Agreement”), the Adviser hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of the assets of the Fund, subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser accepts such employment and agrees to furnish the services described herein in accordance with the terms of this Agreement and applicable law. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

2. Obligations of and Services to be provided by the Subadviser.

(a)	The Subadviser undertakes to provide the following services and to assume the following obligations with respect to the Fund:
(1)	The Subadviser, subject to and in accordance with the Fund’s investment objective, policies and restrictions as stated in the Trust’s Registration Statement(s) under the Securities Act of 1933 (the “1933 Act”), as it may be amended from time to time and as adopted by the Trust’s Board of Trustees from time to time and the overall supervision of the Trust’s Board of Trustees and the Adviser, shall maintain a continuing investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the assets of the Fund, and shall take such steps as may be reasonably necessary to implement the same. The Subadviser shall make all trades for the Fund, engage in other actions as related to the Fund, and maintain the portfolio of the Fund at all times in compliance with the 1933 Act, the 1940 Act, and all applicable laws and regulations. The Subadviser shall apply the environmental and other screening criteria developed by the Adviser and the Trust and communicated to the Subadviser in writing in accordance with the investment research of the Subadviser with respect to such criteria. Should the Trust’s Board of Trustees at any time establish an investment policy with respect to the Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until notified in writing by the Board of Trustees that such policy has been revoked.
(2)	The Subadviser may not consult with any other subadviser to the Fund concerning transactions in securities or other assets for the Fund except that such consultations are permitted between the current and successor subadviser(s)

to the Fund in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

(3)	In connection with the purchase and sale of portfolio investments of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Trust’s portfolio accountant, on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Adviser to perform its advisory and administrative responsibilities. The Subadviser shall render such reports to the Adviser, any subadministrator and/or to the Trust’s Board of Trustees concerning compliance, the investment activities and portfolio composition of the Fund, in such forms and at such intervals, as the Adviser or the Trust’s Board of Trustees may from time to time reasonably require.
(4)	The Subadviser shall have the authority and discretion to select brokers and dealers to execute the Fund’s portfolio transactions and for the selection of the markets on or in which the transaction will be executed. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Fund, in its best judgment, prompt best available execution in an effective manner. Subject to the primary objective of obtaining best available execution, securities may be bought from or sold to broker-dealers that charge commissions in excess of the amount of commission another broker-dealer would have charged as long as the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, subject to any applicable laws, rules and regulations. Broker-dealers that sell shares of the Fund or any other fund for which the Subadviser acts as investment adviser or subadviser shall only receive orders for the purchase or sale of the Fund’s portfolio securities to the extent that the placing of such orders is in compliance with applicable law and the rules of the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. In connection with the placement of orders for the execution of portfolio transactions, and subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, the Subadviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act.

(5)	All records maintained by the Subadviser on behalf of the Adviser or the Fund (including, without limitation, records maintained and preserved by the Subadviser pursuant to Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act) shall be the property of the Adviser or the Trust, as applicable, and shall be available for inspection and use by (or surrendered to) the SEC, the Trust or any person retained by the Trust promptly upon request. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-1 and Rule 31a-2 under the 1940 Act, as applicable.
(6)	The Subadviser shall not have any responsibility for determining the manner in which voting rights shall be exercised.
(7)	The assets of the Fund shall be held by one or more financial institutions designated by the Fund in a custodial capacity (the “Custodian”) in an account which the Fund has directed the Custodian to open. All transactions will be consummated by payment to or delivery by the Custodian for the Fund or such depositories or agents as may be designated by the Custodian of all cash and/or securities due to or from the Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian, the Trust’s portfolio accounting agent and the Adviser daily of all investments placed by its broker/dealers pursuant to procedures agreed upon by the Subadviser and the Adviser. The Adviser and the Trust shall issue to the Custodian such instructions, and hereby authorize the Subadviser to issue to the Custodian such instructions, as may be appropriate in connection with the settlement of transactions initiated by the Subadviser. The Adviser shall cause the Custodian to accept instructions from the Subadviser with respect to Fund assets and transactions by the Fund in the performance of the Subadviser’s duties hereunder. The Adviser shall use its best efforts to cause the Custodian to provide the Subadviser with any such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request, provided that neither the Adviser nor the Fund shall be required to provide additional compensation to the Custodian to provide any such information or report. The Subadviser shall have no liability or obligation to pay the cost of such Custodian or for any of its services.

(b)	The Subadviser represents to the Adviser and the Trust that it will disclose to the Adviser and the Trust promptly after it has knowledge of any significant change or variation in its management structure or personnel which will affect the Fund or any significant change or variation in its management style or investment philosophy which will affect the Fund. In addition, the Subadviser represents to the Adviser and the Trust that it will similarly disclose to the Trust and the Adviser, promptly after it has knowledge, of (i) the existence of any pending significant legal action or proceeding against it, (ii) any threatened significant legal action of any federal or state regulatory authority or (iii) the existence of any pending investigation by any federal or state governmental agency related to or involving the Fund, and, in each case, will provide to the Adviser and the Trust all such material information with respect to such action, proceeding or investigation as is reasonably requested by the Adviser and the Trust, provided that such information can be disclosed without effect on any legal privilege and is and permitted to be disclosed by the Subadviser pursuant to applicable law.

The Adviser and the Trust each represents to the Subadviser that any information received by it pursuant to this clause (b) will be kept confidential.

(c)	The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or with the Adviser, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Fund except as permitted by the Trust’s Declaration of Trust, and will comply with all other applicable provisions of the Trust’s Declaration of Trust and By-Laws and any current Prospectus or Statement of Additional Information of the Fund, in each case to the extent that it has received a copy of the same.

(d)	The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. Consistent with the Subadviser’s fiduciary duties to the Fund and applicable law, the Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.
(e)	The Adviser understands and agrees that the Subadviser and its officers, affiliates and employees perform investment advisory and investment management services for various clients other than the Adviser and the Fund. Subject to the terms of a letter agreement entered into by the Adviser and the Subadviser (as amended and in effect from time to time, the “Letter”), nothing in this Agreement shall prohibit the Subadviser or any of its officers, affiliates or employees from providing any services for any other person or entity or limit the service which the Subadviser or any such officer, affiliate or employee can provide to any person or entity. Subject to the terms of the Letter, the Subadviser and its officers and employees may act and continue to provide investment management services for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Subadviser to provide investment management services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation on the part of the Subadviser. Subject to applicable law, nothing in this Agreement shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts. The Adviser understands and acknowledges that the Subadviser and its officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund and that the Subadviser and its officers, affiliates and employees may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. The Subadviser shall not have any obligation to purchase or sell for the Fund any security which the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Subadviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities.

3. Expenses. During the terms of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall not be obligated to pay any expenses of or for the Trust, the Fund or the Adviser that are not expressly assumed by the Subadviser.

4. Compensation. The Adviser agrees to pay the Subadviser as full compensation for the services to be rendered and expenses to be borne by the Subadviser a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Such fee shall be accrued daily and payable following the end of each quarter.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern Time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the 1940 Act. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Fund’s then current prospectus and statement of additional information. If the determination of net asset value does not take place for any particular day, then for the purposes of this Section 4, the value of the net assets of the Fund last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of the Fund more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Renewal and Termination. This Agreement shall become effective on the date first written above and shall continue in effect with respect to the Fund until November 28, 2020 (the “Initial Period”), unless sooner terminated as hereinafter provided. The Agreement shall remain in effect indefinitely thereafter if its continuance after the Initial Period shall be “specifically approved at least annually” by “vote of a majority of the outstanding voting securities” of the Fund or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not “interested persons” of the Adviser, the Subadviser or the Trust, cast at a meeting called for the purpose of voting on such approval as provided under the 1940 Act.

This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, (i) by the Trust’s Board of Trustees or by the “vote of a majority of the outstanding voting securities” of the Fund, upon not more than 60 days’ nor less than 30 days’ prior written notice to the Adviser and Subadviser, (ii) by the Adviser upon not more than 60 days’ nor less than 30 days’ prior written notice to the Trust and the Subadviser, or (iii) by the Subadviser upon not less than 180 days’ prior written notice to the Trust and the Adviser. This Agreement will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Adviser or in the event of its “assignment”.

The terms “specifically approved at least annually”, “interested persons”, “vote of a majority of the voting securities”, and “assignment” when used in this Agreement shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

6. Standard of Care. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Subadviser nor its officers, directors, or employees shall be subject to any liability for any act or omission, or error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in the course of, connected with, or arising out of any services to be rendered hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, violation of law, or by reason of reckless disregard on the part of the Subadviser of its obligations and duties under this Agreement.

7. Representations and Warranties. Each of the Adviser and the Subadviser represents and warrants that: (a) the person(s) executing this Agreement on behalf of such party has full power and authority to execute this Agreement on behalf of such party and (b) such party’s execution, delivery and performance of this Agreement will be binding upon such party in accordance with the terms hereof, and will not violate in any material respect any obligation by which such party is bound, whether arising by contract, operation of law, or otherwise. The Adviser acknowledges that it has received a copy of the Subadviser’s disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to executing this Agreement. In addition, the Adviser represents and warrants that true and complete copies of the Agreement and Declaration of Trust and By-Laws of the Trust and the prospectus and statement of additional information of the Fund have been delivered to the Subadviser. The Adviser will deliver to the Subadviser all future amendments and supplements to such documents.

The Subadviser agrees to review written communications to Fund shareholders and prospective investors relating to the Fund and the Subadviser’s services hereunder, including shareholder reports and proxy statements, as reasonably requested by the Adviser. The Subadviser agrees to review the Fund’s Prospectus and the Statement of Additional Information as reasonably requested by the Adviser to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the Fund is consistent with the policies and strategies the Subadviser uses or intends to use and that the information therein concerning the Subadviser and the services provided hereunder is accurate and complete. The Adviser agrees to provide a reasonable time period for the Subadviser’s review of such written materials. The Subadviser shall not be liable for any actual or alleged material misstatement or omission in the Prospectus, the Statement of Additional Information, proxy statements or other communications to Fund shareholders or prospective investors, unless the misstatement or omission relates to the Subadviser or services to be provided by the Subadviser, including the investment strategies and policies to be followed by the Subadviser, and is based on information furnished by the Subadviser.

8. Use of Names; References to the Subadviser. The Trustees of the Trust and the Subadviser acknowledge that, in consideration of the Adviser’s assumption of organization expenses of the Trust and of the Fund, the Adviser has reserved for itself the right to the names “Green Century Funds”, “Green Century Balanced Fund”, “Green Century Equity Fund” and “Green Century MSCI International Index Fund” (or any similar names) and that use by the Trust of such names shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust. The Subadviser hereby agrees that the Adviser may use the Subadviser’s name in the Fund’s marketing or advertising materials with the prior written consent of the Subadviser, which consent will not be unreasonably withheld or delayed.

9. Assignment, Amendment of this Agreement. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto, except as permitted under the 1940 Act (including any exemptions as may be granted by the SEC under the 1940 Act). No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective, with respect to the Fund, until approved by vote of the holders of a majority of the outstanding voting securities of the Fund, if such shareholder approval is required by the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Notices. Notices should be provided to the Subadviser at: Michelle McDonough, Trillium Asset Management LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111. Notices to the Adviser should be provided to: Mr. John Nolan, Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. Notices to the Trust should be provided to: Mr. John R. Nolan, Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109.

12. Miscellaneous. Each party agrees to perform such further acts and to execute further documents as are necessary to effectuate the acts and execute such purposes hereof. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules and regulations of the SEC promulgated thereunder Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust’s Declaration of Trust, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

GREEN CENTURY CAPITAL MANAGEMENT, INC.

BY:

Leslie Samuelrich
President

TRILLIUM ASSET MANAGEMENT LLC

BY:

Matthew Patsky
Chief Executive Officer

GREEN CENTURY FUNDS

BY:

John Nolan
President

GREEN CENTURY BALANCED FUND

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in the Green Century Balanced Fund. To make voting faster and more convenient for you, we are offering the options of voting on the Internet or by telephone instead of completing and mailing this proxy card. Either method is generally available 24 hours a day; your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail this proxy card. If you have more than one account with the Balanced Fund, you will have received more than one proxy card (one for each account). To vote all your shares and all your accounts, please vote each card you receive either by returning each card via mail or by voting each card on the toll-free number or via the internet.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

3 Ways To Vote:

•   To vote on the Internet
1.   Read the proxy statement.
2.   Go to www.proxyvote.com.
3.   Follow the instructions on the website.

•   To vote by telephone
1.   Read the proxy statement.
2.   Call the toll-free number listed on your proxy card.
3.   Follow the recorded instructions.

•   To vote by mail
1.    Read the proxy statement.
2.    Check the appropriate boxes on the proxy card.
3.    Return the proxy card in the envelope provided.

1

GREEN CENTURY FUNDS
114 STATE STREET
BOSTON, MA 02109

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com** or scan the **QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E99237-S00891

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain
1. To approve a New Sub-Advisory Agreement with Trillium Asset Management LLC	☐	☐	☐

Please sign this proxy exactly as your name or names appear. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E99238-S00891

GREEN CENTURY BALANCED FUND

The undersigned, revoking prior proxies, hereby appoints John R. Nolan and Amy F. Puffer, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Balanced Fund to be held at the offices of Green Century Capital Management, 114 State Street, Boston, MA 02109, on Friday, June 26, 2020 at 10:00 a.m., Eastern Time, or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. The proposal on this proxy card has been proposed by the Green Century Funds Board of Trustees. If no direction is given on the proposal, this proxy card will be voted "FOR" the Proposal. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Please vote, sign where indicated and return promptly in enclosed envelope.